SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 31, 2001


                                    NQL INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-10558                 33-0887356
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
         incorporation)                                      Identification No.)


              4 HUTTON CENTRE DRIVE, SUITE 500, SANTA ANA, CA 92707
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 338-1600




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Item 5.  Other Events.

     The Company's press release dated July 31, 2001, filed as Exhibit 99.1 to this Report, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1      Text of Press Release dated July 31, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NQL INC.


Date:  August 2, 2001                  By:/s/ Alex Roque
                                           -------------------------------------
                                            Acting Chief Financial officer
                                            (Principal Financial Officer)

                                Index to Exhibits


      Exhibit                      Description
      -------                      -----------

       99.1           Text of Press Release dated July 31, 2001